FIRST AMENDMENT

               FIRST AMENDMENT, dated as of November 22, 1994 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Marvel Entertainment Group, Inc. (the "Company"), Fleer Corp. ("Fleer"), the financial institutions parties thereto (the "Banks"), the co-agents parties thereto and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                            W I T N E S S E T H:

               WHEREAS, the Company, Fleer, the Banks and the Administrative Agent are parties to the Credit Agreement;

               WHEREAS, the Company and Fleer have requested that the Administrative Agent and the Banks amend subsections 1.1 and 8.2 of the Credit Agreement as more fully set forth herein;

               WHEREAS, the Administrative Agent and the Banks are willing to amend such provisions of the Credit Agreement only upon the terms and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Fleer, the Banks and the Administrative Agent hereby agree as follows:

               1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

               2. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement hereby is amended by deleting in its entirety clause (a) of the definition of the term "Aggregate Purchase Price" contained therein and by substituting therefor the following:

          "(a) the sum of the purchase prices paid by the Company and its Subsidiaries for such purchases since the Closing Date (including, without limitation, the aggregate principal amount of all Indebtedness incurred by the Company and its Subsidiaries since the Closing Date in connection with such purchases, other than any such Indebtedness contemplated by clause (b) of this definition),".

               3. Amendment of Subsection 8.2. Subsection 8.2 of the Credit Agreement hereby is amended by:

     (a) deleting the period at the end of clause (l) thereof and by substituting therefor a semi-colon followed by the word
          "and"; and

     (b)  inserting therein as a new clause (m) the following:

                    "(m)  Indebtedness of the Company and its
               Subsidiaries contemplated by the definition of the term "Aggregate Purchase Price" which is incurred in connection with purchases by the Company and its Subsidiaries of capital stock or assets of any Person, which purchases are permitted by subsection 8.8(e)."

               4. Representations and Warranties. Each of the Company and Fleer hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. The Company represents and warrants that no Default or Event of Default has occurred and is continuing.

               5. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or Fleer that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

               6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

               7. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by the Company, Fleer and the Majority Banks.

               8. Consent of the Company. The Company, as guarantor under the Credit Agreement, hereby (a) consents to the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees contained in Section 9 of the Credit
     Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.

               9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                   MARVEL ENTERTAINMENT GROUP,
                                     INC.

                                   By:

                                       Title:


                                   FLEER CORP.

                                   By:

                                       Title:


                                   CHEMICAL BANK, as
                                     Administrative Agent
                                     and as a Bank

                                   By:

                                      Title:

                                   THE BANK OF NEW YORK


                                   By:

                                      Title:

                                   THE CHASE MANHATTAN BANK, N.A.


                                   By:

                                      Title:


                                                                     4

                                   CIBC, INC.


                                   By:

                                      Title:

                                   CORESTATES BANK, N.A.


                                   By:

                                      Title:

                                   CREDIT LYONNAIS, New York Branch


                                   By:

                                      Title:

                                   CREDIT LYONNAIS, Cayman Island
                                   Branch

                                   By:

                                      Title:

                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, Los Angeles Branch


                                   By:

                                      Title:

                                   NATIONSBANK OF NORTH CAROLINA, N.A.


                                   By:

                                      Title:

                                   THE TORONTO-DOMINION BANK


                                   By:

                                      Title:


                                                                     5

                                   BANK OF HAWAII

                                   By:

                                      Title:

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By:

                                      Title:

                                   CITIBANK, N.A.

                                   By:

                                      Title:

                                   BANK OF AMERICA ILLINOIS

                                   By:

                                      Title:

                                   IBJ SCHRODER BANK & TRUST COMPANY

                                   By:

                                      Title:

                                   ISTITUTO BANCARIO SAN PAOLO DI
                                   TORINO, S.p.A., New York Branch

                                   By:

                                      Title:

                                   THE NIPPON CREDIT BANK, LTD.

                                   By:

                                      Title:

                                   RESTRUCTURED OBLIGATIONS BACKED BY
                                   SENIOR ASSETS B.V.


                                                                     6

                                   By:

                                      Title:

                                   THE SUMITOMO BANK, LIMITED, New
                                   York Branch

                                   By:

                                      Title:

                                   UNION BANK

                                   By:

                                      Title:

                                   THE FUJI BANK, LTD., New York
                                   Branch

                                   By:

                                      Title: